Exhibit 10.1
AMENDMENT AND ALLONGE TO THAT CERTAIN SUBORDINATED
NOTE DATED OCTOBER 29, 2002 EXECUTED BY
WINTRUST FINANCIAL CORPORATION (“UNDERSIGNED”) IN
FAVOR OF LASALLE BANK NATIONAL ASSOCIATION (“BANK”) IN
THE ORIGINAL PRINCIPAL AMOUNT OF $25,000,000 (“NOTE”)
          This Amendment and Allonge to the Note is made and accepted by the Undersigned as of this 7th day of June, 2005. All capitalized terms used herein but not otherwise defined will have the same meanings herein as in the Note.
          Bank and the Undersigned have agreed to amend the Note as herein provided. Accordingly the Note is hereby amended as follows:
     1. The rate of interest referred to in the fourth paragraph of the Note is hereby changed from the interest rate set forth therein to LIBOR Rate plus 1.60%.
     2. Except as specifically amended hereby, the Note shall remain in full force and effect as issued. An executed original of this Amendment and Allonge shall be firmly affixed to the original Note so as to become a part thereof and will constitute an integral part thereof.

WINTRUST FINANCIAL CORPORATION
By:	/s/ David A. Dykstra
Title: Senior Executive Vice President and Chief
Operating Officer

Accepted and Agreed as of the
7th day of June, 2005.
LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey Bowden
Title: Senior Vice President